UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Carter’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower,

3438 Peachtree Road NE, Suite 1800

Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code) (678) 791-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Carter’s, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 17, 2018 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

Each of the ten director nominees were elected to a one-year term. The voting results were as follows:

Nominee	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Amy Woods Brinkley	41,044,221	366,235	95,292	2,551,856
Giuseppina Buonfantino	41,093,820	316,385	95,543	2,551,856
Michael D. Casey	39,121,973	1,303,128	1,080,647	2,551,856
Vanessa J. Castagna	41,095,166	315,031	95,551	2,551,856
A. Bruce Cleverly	39,751,151	1,658,994	95,603	2,551,856
Jevin S. Eagle	40,983,798	426,347	95,603	2,551,856
Mark P. Hipp	41,214,638	195,099	96,011	2,551,856
William J. Montgoris	41,016,924	392,812	96,012	2,551,856
David Pulver	40,603,002	806,734	96,012	2,551,856
Thomas E. Whiddon	40,140,922	1,269,222	95,604	2,551,856

2. Advisory Vote on Executive Compensation for Named Executive Officers

The shareholders of the Company approved, on an advisory basis, the 2017 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
39,118,396	2,240,562	146,790	2,551,856

3. Approval of the Company’s Amended and Restated Equity Incentive Plan

The shareholders of the Company approved the Company’s Amended and Restated Equity Incentive Plan. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
38,827,568	2,575,176	103,004	2,551,856

4. Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
43,279,843	679,860	97,901

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2018	CARTER’S, INC.

	By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	Senior Vice President, General Counsel and Secretary